Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of PURE Bioscience, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)
the accompanying report on Form 10-Q of the Company for the fiscal quarter ended January 31, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2012	By:	/s/ Craig A. Johnson
Craig A. Johnson Chief Financial Officer (Principal Financial and Accounting Officer)

This certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.